
<ARTICLE>                     5
<LEGEND>
THIS  SCHEDULE  CONTAINS  SUMMARY  FINANCIAL   INFORMATION  EXTRACTED  FROM  THE
CONSOLIDATED  BALANCE SHEET AT SEPTEMBER  30, 1997 AND THE RELATED  CONSOLIDATED
STATEMENTS  OF INCOME AND OF CASH FLOWS FOR THE NINE MONTHS ENDED  SEPTEMBER 30,
1997 OF  THREE-FIVE  SYSTEMS,  INC. AND ITS  SUBSIDIARIES  (THE  "COMPANY"),  AS
RESTATED  PURSUANT TO  STATEMENT  OF  FINANCIAL  ACCOUNTING  STANDARDS  NO. 128,
EARNINGS PER SHARE ("SFAS NO. 128").  THIS SCHEDULE IS QUALIFIED IN ITS ENTIRETY
BY  REFERENCE  TO  SUCH  FINANCIAL  STATEMENTS.  NO  OTHER  QUARTERLY  FINANCIAL
STATEMENTS  FOR THE COMPANY'S  FISCAL YEAR ENDED DECEMBER 31, 1997 WERE RESTATED
AS A RESULT OF SFAS NO.  128.  THIS  EXHIBIT  SHALL NOT BE DEEMED  FILED FOR THE
PURPOSE  OF  SECTION  11 OF THE  SECURITIES  ACT OF 1933 AND  SECTION  18 OF THE
SECURITIES  EXCHANGE ACT OF 1934, OR OTHERWISE  SUBJECT TO THE LIABILITY OF SUCH
SECTIONS,  NOR SHALL IT BE DEEMED A PART OF ANY OTHER FILING WHICH  INCORPORATES
THIS REPORT BY REFERENCE,  UNLESS SUCH OTHER FILING EXPRESSLY  INCORPORATES THIS
EXHIBIT BY REFERENCE.
</LEGEND>
<RESTATED>
<MULTIPLIER>                  1,000
<CURRENCY>                    U.S. Dollars

<PERIOD-TYPE>                 9-MOS
<FISCAL-YEAR-END>                                                    DEC-31-1997
<PERIOD-START>                                                       JAN-01-1997
<PERIOD-END>                                                         SEP-30-1997
<EXCHANGE-RATE>                                                                1
<CASH>                                                                    10,198
<SECURITIES>                                                                   0
<RECEIVABLES>                                                             14,207
<ALLOWANCES>                                                                 415
<INVENTORY>                                                               10,148
<CURRENT-ASSETS>                                                          39,274
<PP&E>                                                                    41,705
<DEPRECIATION>                                                            11,350
<TOTAL-ASSETS>                                                            69,922
<CURRENT-LIABILITIES>                                                     13,736
<BONDS>                                                                        0
<PREFERRED-MANDATORY>                                                          0
<PREFERRED>                                                                    0
<COMMON>                                                                      79
<OTHER-SE>                                                                     0
<TOTAL-LIABILITY-AND-EQUITY>                                              69,922
<SALES>                                                                   58,940
<TOTAL-REVENUES>                                                          58,940
<CGS>                                                                     45,376
<TOTAL-COSTS>                                                             53,902
<OTHER-EXPENSES>                                                              60
<LOSS-PROVISION>                                                               0
<INTEREST-EXPENSE>                                                             0
<INCOME-PRETAX>                                                            5,441
<INCOME-TAX>                                                               2,084
<INCOME-CONTINUING>                                                        3,357
<DISCONTINUED>                                                                 0
<EXTRAORDINARY>                                                                0
<CHANGES>                                                                      0
<NET-INCOME>                                                               3,357
<EPS-PRIMARY>                                                               0.43
<EPS-DILUTED>                                                               0.41

